UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2020

HAVERTY FURNITURE COMPANIES INC
(Exact Name of Registrant as Specified in Its Charter)

001-14445
(Commission File Number)

Maryland	58-0281900
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800
Atlanta, Georgia 30342
(Address of principal executive offices, including zip code)

(404) 443-2900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HVT	New York Stock Exchange LLC
Class A Common Stock	HVTA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02   Results of Operations and Financial Condition

Attached as Exhibit 99.1 is a copy of the Company's press release, dated October 7, 2020, reporting its sales results for the quarter ended September 30, 2020. The information in this Item 2.02, including the Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

(d)  Exhibits.

Exhibit	Description

99.1	Press release dated October 7, 2020 titled “Havertys Reports Sales for Third Quarter”

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
October 7, 2020	By:
Jenny Hill Parker Senior Vice President, Finance and Corporate Secretary